SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. _)


Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                ICHOR Corporation
                (Names of Registrant as Specified in Its Charter)



    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

[X]   No filing fee
|_|   Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      5) Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                ICHOR Corporation
                              6 Rue Charles-Bonnet
                                   1206 Geneva
                                   Switzerland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
ICHOR Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders of ICHOR Corporation (the "Company") will be held at 53 route de Malagnou, 1208 Geneva, Switzerland at 10:00 a.m., Central Europe Time, July 12, 2000, for the following purposes:

     1. To elect one (1) director of the Company to hold office until the 2003 Annual Meeting of Shareholders.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 22, 2000, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,


                                             Jin-Soo Choi
                                             President


June _, 2000

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                                ICHOR Corporation

                                 PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the management of ICHOR Corporation (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at 53 route de Malagnou, 1208 Geneva, Switzerland on July 12, 2000, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the shares of common stock of the Company, par value $.01 per share ("Common Shares"), represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the Common Shares will be voted for the nominee for director. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a Proxy bearing a date later than the date of the Proxy with the Secretary of the Company, Mr. Michael Smith, 6 Rue Charles-Bonnet 1206 Geneva, Switzerland, or by attendance at the meeting and voting your Common Shares in person. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being mailed to Shareholders commencing on or about June _, 2000.

     The holders of a majority of the Common Shares outstanding and entitled to vote at the Annual Meeting must be present in person or represented by Proxy in order for a quorum to be present. Under applicable law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote for election of directors.

     Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers and regular employees of the Company without additional remuneration therefor. The Company may also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Common Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

     The close of business on May 22, 2000, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

     On the Record Date, there were 4,918,770 Common Shares of the Company issued and outstanding. Each Common Share is entitled to one vote on each of the matters properly presented at the Annual Meeting. Cumulative voting in the election of directors is not permitted. Assuming a quorum is present, directors will be elected by a plurality of votes cast at the meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of April 28, 2000, by: (i) all persons known by the Company to own more than five percent of the outstanding Common Shares; (ii) each of the Company's executive officers and directors that beneficially owns any Common Shares; and (iii) all executive officers and directors as a group. The following is based solely on statements filed with the Securities and Exchange Commission or other information the Company believes to be reliable.

Name and Address of                                  Amount and Nature of
Beneficial Owner                                   Beneficial Ownership (1)        Percent of Class
---------------------                              ------------------------        ----------------
MFC Bancorp Ltd.                                          5,032,970 (2)                  56.0%
6 Rue Charles-Bonnet
1206 Geneva, Switzerland

Michael J. Smith                                               0
6 Rue Charles-Bonnet
1206 Geneva, Switzerland

Jin Soo Choi                                                   0

Young-Soo Ko                                                   0

Jae-Sun Lee                                                    0

Parkland Ventures Limited                                 1,620,000                      32.9%

All executive officers and directors                           0
as a group (4 persons)

-----------------

(1) To the extent set forth in the footnotes below, includes Common Shares issuable in exchange for the Company's 5% Cumulative Redeemable Convertible Preferred Shares, Series 1 ("Preferred Shares"). The conversion price is 90% of the 20-day average closing trading price of the Common Shares on the stock exchange or quotation system through which the largest number of Common Shares traded during the period immediately preceding the date that notice of conversion is delivered to the Company. For the purposes of this table, the conversion price and amount of Common Shares underlying the Preferred Shares has been calculated as of April 19, 2000, based on a conversion price of $1.23 per Common Share.

(2) Represents 970,320 outstanding Common Shares and the 4,062,6508 Common Shares into which the 499,706 Preferred Shares beneficially owned by MFC Bancorp Ltd. ("MFC") were convertible at April 19, 2000. MFC shares voting and dispositive power over these Common Shares with MFC Merchant Bank SA and over these Preferred Shares with Sutton Park International Ltd. ("Sutton Park"), Constable Investments Ltd. ("Constable") and Drummond Financial Corporation. MFC Merchant Bank, Sutton Park and Constable are wholly-owned operating companies of MFC.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The number of directors of the Company is established at three. The votes of a plurality of the Common Shares present in person or by Proxy at the Annual Meeting are required to elect the directors.

     The Board of Directors is divided into three classes. Pursuant to the Bylaws of the Company, one (1) director will serve until the Annual Meeting in 2001, one (1) director will serve until the Annual Meeting in 2002 and one (1) director is to be elected at this Annual Meeting to serve until the Annual Meeting in 2003.

     The nominee, Mr. Jae-Sun Lee, presently serves as a director and has indicated that he is willing and able to serve as a director following the Annual Meeting. If either nominee is unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. Proxies received by the Company on which no designation is made will be voted FOR the nominee.

Directors and Officers

     The following table sets forth information regarding each nominee for election as a Director, each Director whose term of office will continue after the Annual Meeting and the officers of the Company.

                                                                                  Expiration of
Name                       Current Position with the Company          Age      Term as a Director
-------------------        -----------------------------------        ---      ------------------
Jin Soo Choi               President,  Treasurer and Director          74             2001
Young-Soo Ko               Director                                    42             2002
Jae-Sun Lee                Director                                    72             2000
Michael J. Smith           Secretary                                   52

     Jin Soo Choi became President and a director of the Company in December, 1999. Since 1990 he has been the Korea Liason Officer for Cosmo Sangyo Co., Ltd.

     Young-Soo Ko became a director of the Company in February 1998. Since 1991, he has been the Managing Director of Sung Sim Services Ltd., and from 1984 until 1991 he was the Manager of Kolon Trading Co., Ltd. of Seoul, Korea, and Hong Kong. Mr. Ko earned a B.A. Degree in International Commerce in 1984 from Dankook University in Seoul.

     Jae-Sun Lee became a director of the Company in February 1998. Since 1990, he has been the Chairman of EE-Chin Industrial Co. Ltd., Seoul, Korea. He earned a Masters Degree in Economics in 1962 from Sung Kyun-Kwan Graduate School in Korea and he graduated in 1960 from the National Defense College in Korea.

     Michael J. Smith was President of the Company until December 1999 and served as a director from 1996 until February 2000. He is currently Secretary of the Company. Mr. Smith was Chief Financial Officer of Mercer International Inc. from May 1988 until 1996. He is President, Chief Executive Officer and a director of MFC Bancorp Ltd. Mr. Smith is Chief Executive Officer, Chief Financial Officer and a director of Drummond Financial Corporation. Mr. Smith is also a director, President and Chief Executive Officer of Euro Trade & Forfaiting, Inc.

     During the fiscal year ended December 31, 1999 the Board of Directors acted on ten occasions by unanimous written consent.

Committees of the Board

     The Company has established an Audit Committee. The function of the Audit Committee is to meet with and review the results of the audit of the Company's financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The members of the audit committee are Mr. Lee and Mr. Ko. In 1999, the Audit Committee did not meet. The Audit Committee did meet in March 2000 to discuss the 1999 financial statements.

     The Company does not have a Compensation or a Nominating Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth for the last three fiscal years information on the annual compensation for the Company's chief executive officer ( the "CEO") and the Company's only executive officer other than the CEO that received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 1999 (collectively, with the CEO, the "Named Executive Officers").

                           Summary Compensation Table

                                                                                             Long Term
                                                 Annual Compensation                       Compensation
                              ----------------------------------------------------------   ------------
                                                                                            Securities
                                                                          Other             Underlying
      Name and Principal                                                  Annual             Options/            All Other
           Position             Year       Salary($)     Bonus($)    Compensation($)          SARs(#)         Compensation($)
           --------             ----       ---------     --------    ---------------          -------         ---------------
   Jin Soo Choi, President    1999            0            0                0                    0                   0
   (1)

   Michael J. Smith,          1999            0            0                0                    0                   0
   President and Secretary    1998            0            0                0                    0                   0
   (2)                        1997            0            0                0                    0                   0

-----------------------

(1)      Mr. Choi became President in December, 1999.
(2)      Resigned as President effective December, 1999.


Stock Options

     No stock options were granted to Named Executive Officers during 1999. None of the Named Executive Officers holds any outstanding options.

Compensation of Directors

     Employee directors are not compensated in their role as directors. The outside directors of the Company receive $500 for each meeting they attend plus reimbursement for their actual expenses incurred in attending such meetings. In addition, the Company has established the 1994 Plan which provides for grants of options to employee and non-employee directors.

     Pursuant to the 1994 Plan, each non-employee director ordinarily is automatically granted an option to purchase 10,000 shares upon becoming a director. Each director who has served for at least 12 months ordinarily will automatically be granted an additional option to purchase 1,250 shares on the fifth business day following the Company's Annual Meeting of Shareholders. Options granted to non-employee directors are exercisable immediately upon grant and for a period of ten years thereafter. No non-employee director may be awarded more than 15,000 options.

     Options granted to non-employee directors have a per share exercise price equal to at least the fair market value of a share of the Company's Common Shares at the time the option is granted. Options granted to non-employee directors terminate ten years from grant, unless the termination is due to the director's death, in which event the exercise period is one year following death, but not beyond the original maximum term of the option. During the fiscal year ended December 31, 1999, no options were granted to non-employee directors.


     The following Report of the Compensation Committee on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating for reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

Report of the Compensation Committee on Executive Compensation

     The Company's business is presently in transition. During 1999, neither Mr. Smith nor Mr. Choi received any salary or bonus.

         The Board of Directors

         /s/ Jin Soo Choi           /s/Young-Soo Ko           /s/Jae-Sun Lee

Performance Graph

     The information set forth in the table below and graphically on the following page compares the value of the Common Shares to the Nasdaq Market Index and an industry index representing peer issuers. Each of the total cumulative total returns presented assumes a $100.00 investment on February 9, 1995, the date of the Company's initial public offering, and reinvestment of dividends. The industry index of peer issuers is comprised of the following securities: EA Engineering Science & Technology; GZA Geoenvironmental Technologies, Inc.; IT Group, Inc. (formerly International Technology Corp.); Sevenson Environmental; and Roy F. Weston Inc. (Class A).

                                                                  Fiscal Year Ended December 31
                                      ---------------------------------------------------------------------------------------
Company or Index                           1995              1996              1997             1998              1999
----------------                           ----              ----              ----             ----              ----

ICHOR Corporation                          13.89             37.50             33.33            66.67             77.78

Customer Selected Stock                    94.01            100.19            104.08           116.52             95.21

NASDAQ Market Index                       128.69            159.91            195.61           275.89            486.60

Certain Relationships and Related Party Transactions

     Drummond established a $750,000 credit facility for the Company pursuant to a loan agreement effective January 15, 1997, as amended effective June 30, 1997. The demand loan is secured by all of the personal property of the Company and accrues interest at 10% per annum. After June 30, 1997, Drummond increased the credit facility on the same terms to $780,000. That amount was the principal balance outstanding at December 31, 1998. During 1999, the Company issued 97,206 shares of Preferred Stock in repayment of the credit facility plus accrued interest. Mr. Smith is President, Chief Executive Officer, Chief Financial Officer and a director of Drummond.

     During 1999, the Company advanced $451,000 to Nazca Holdings Ltd., in which the Company owns 87% of the outstanding shares. The Company is in a dispute with two former shareholders as to their ownership interest. The maturity date and interest rate on the amounts advanced are also under dispute.

     During 1999, the Company had an intercompany receivable from Sutton Park in the amount of $540,000. This receivable was repaid in full in November 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

     Based solely on the review of the copies of such reports received by the Company, the Company believes that, with respect to its fiscal year ended December 31, 1999, all of its executive officers, directors and 10% shareholders filed all required reports under Section 16(a) in a timely manner.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

     Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Board of Directors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2000. Peterson Sullivan P.L.L.C. examined the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1999. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

                          FUTURE SHAREHOLDER PROPOSALS

     Any proposal that a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before February 3, 2001.

                                  OTHER MATTERS

     The Board of Directors knows of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Board of Directors may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

     A copy of the Company's Annual Report on Form 10-K to the Securities and Exchange Commission will be provided to Shareholders without charge upon written request directed to Shareholders Information, ICHOR Corporation, 6 Rue Charles-Bonnet 1206 Geneva, Switzerland.

         BY ORDER OF THE BOARD OF DIRECTORS.



         DATE:  June _, 2000.

                                      PROXY

                                ICHOR CORPORATION
                              6 Rue Charles-Bonnet
                                   1206 Geneva
                                   Switzerland

This  Proxy  is  solicited  on  behalf  of  the  Board  of  Directors  of  ICHOR
Corporation.

     The undersigned hereby appoints Michael J. Smith as proxy, with the power of substitution to represent and to vote as designated below, all the shares of common stock of ICHOR Corporation held of record by the undersigned on May 22, 2000, at the Annual Meeting of Shareholders to be held on July 12, 2000, or any adjournment thereof.

1.       ELECTION OF DIRECTORS

         FOR the nominees listed                    WITHHOLD AUTHORITY
         below (except as marked                    to vote for the nominees
         to the contrary below)   |_|               listed below             |_|

         (Instruction: To withhold authority to vote for a nominee, strike a line through the nominee's name in the list below.)

              Jae-Sun Lee

2. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

     Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED _________________, 2000


                                   _________________________________________
                                   Signature


                                   _________________________________________
                                   Print Name


                                   _________________________________________
                                   Signature, if jointly held


                                   _________________________________________
                                   Print Name


                                   _________________________________________
                                   Number of shares held


Please mark, sign, date and return this Proxy promptly using the enclosed envelope.